Exhibit (a)(1)(B)

Letter of Transmittal

To Tender Shares of Class A Common Stock of

CUMULUS MEDIA INC.

Pursuant to its Offer to Purchase For Cash up to $25,000,000 of Shares of its Class A Common Stock

At a Purchase Price Not Greater Than $16.50 Per Share and Not Less Than $14.50 Per Share.

The undersigned represents that I (we) have full authority to tender without restriction the certificate(s), if applicable, listed below. You are hereby authorized and instructed to deliver to the address indicated below (unless otherwise instructed in the boxes in the following page) a check representing a cash payment for shares of Class A common stock, par value $0.0000001 per share (each, a “Share” and collectively, the “Shares”), of Cumulus Media Inc. (the “Company”) tendered pursuant to this Letter of Transmittal, at the price per Share indicated, or deemed indicated, in this Letter of Transmittal, to the tendering shareholder in cash, less any applicable withholding taxes and without interest, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated May 6, 2022 (as it may be amended or supplemented from time to time, the “Offer to Purchase”), receipt of which is hereby acknowledged, and in this Letter of Transmittal (as it may be amended or supplemented from time to time, this “Letter of Transmittal” and, together with the Offer to Purchase, the “Offer”). All capitalized terms used herein, but not defined herein, have the meanings ascribed to them in the Offer to Purchase.

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT MIDNIGHT, NEW YORK CITY TIME, AT THE END OF THE DAY ON JUNE 3, 2022, UNLESS THE OFFER IS EXTENDED (SUCH DATE AND TIME, AS THEY MAY BE EXTENDED, THE “EXPIRATION DATE”).

Method of delivery of the certificate(s) is at the option and risk of the owner thereof. See Instruction 2.

Mail or deliver this Letter of Transmittal, together with the certificate(s) representing your shares, to:

CONTINENTAL STOCK TRANSFER & TRUST COMPANY

By Mail or Overnight Courier: Continental Stock Transfer & Trust Company 1 State Street, 30th Floor New York, NY 10004 Attention: Corporate Actions Department	By Facsimile Transmission (for eligible institutions only): 212-616-7610

YOU SHOULD CAREFULLY READ THIS LETTER OF TRANSMITTAL, INCLUDING THE ACCOMPANYING INSTRUCTIONS, BEFORE YOU COMPLETE IT. FOR THIS LETTER OF TRANSMITTAL TO BE VALIDLY DELIVERED, IT MUST BE RECEIVED BY THE DEPOSITARY AT ONE OF THE ABOVE ADDRESSES BEFORE OUR OFFER EXPIRES (IN ADDITION TO THE OTHER REQUIREMENTS DETAILED IN THIS LETTER OF TRANSMITTAL AND ITS INSTRUCTIONS). DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN THOSE SHOWN ABOVE DOES NOT CONSTITUTE A VALID DELIVERY. DELIVERIES TO THE COMPANY, THE INFORMATION AGENT, THE DEALER MANAGER OR THE DEPOSITORY TRUST COMPANY (“DTC”) WILL NOT BE FORWARDED TO THE DEPOSITARY AND WILL NOT CONSTITUTE A VALID DELIVERY.

Pursuant to the Offer to purchase Shares of the Company, the undersigned encloses herewith and surrenders the following certificate(s) representing Shares of the Company:

DESCRIPTION OF SHARES TENDERED
Name(s) and Address(es) of Registered Owner(s) (If blank, please fill in exactly as name(s) appear(s) on share certificate(s))	Shares Tendered (attached additional list if necessary)
	Certificate Number(s)*	Total Number of Shares Represented by Certificate(s)*	Number of Shares Tendered**	Book Entry Shares Tendered**

Total Shares

*	If applicable.
**

If you wish to tender fewer than all Shares represented by any certificate listed above, if applicable, or fewer than all book entry shares held in your account, please indicate in this column the number of Shares you wish to tender. Otherwise all Shares described above will be deemed to have been tendered. See Instruction 4.

Indicate below the order (by certificate number) in which Shares are to be purchased in the event of proration (attach additional signed list if necessary). If you do not designate an order, if less than all Shares tendered are purchased due to proration, Shares will be selected for purchase by the Depositary. See Instruction 15.

1:                         2:                         3:                         4:                         5:

IF ANY OF THE SHARE CERTIFICATES THAT YOU OWN HAVE BEEN LOST OR DESTROYED, SEE INSTRUCTION 12 OF THIS LETTER OF TRANSMITTAL.

To submit your tender by mail, properly complete this form and return it in the enclosed envelope or via overnight courier service to the address below for receipt at the Depositary prior to the Expiration Date. Please allow sufficient time for delivery.

The Offer is not being made to (and no tenders will be accepted from or on behalf of) holders of Shares in any jurisdiction in which the making of the Offer or acceptance thereof would not be in compliance with the securities, “blue sky” or other laws of such jurisdiction.

This Letter of Transmittal is to be used if certificates for Shares are to be forwarded herewith, if Shares are held in book-entry form on the records of the Depositary, or, unless an Agent’s Message is utilized, if delivery of Shares is to be made by book-entry transfer to an account maintained by the Depositary at DTC, pursuant to the procedures set forth in Section 3 of the Offer to Purchase. Tendering shareholders must deliver either the certificates for, or timely confirmation of book-entry transfer in accordance with the procedures described in Section 3 of the Offer to Purchase with respect to, their Shares and all other documents required by this Letter of Transmittal to the Depositary by the Expiration Date. Tendering shareholders wishing to participate in the Offer whose certificates for Shares are not immediately available, or who cannot complete the procedure for book-entry transfer on a timely basis, or who cannot deliver all other required documents to the Depositary prior to the Expiration Date, must tender their Shares according to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase.

Your attention is directed in particular to the following:

1.	If you want to retain the Shares you own, you do not need to take any action.

2.

If you wish to maximize the chance that your Shares will be purchased by us, you should check the box captioned “Shares Tendered at Price Determined under the Offer” in the section of this Letter of Transmittal titled “Price (in Dollars) Per Share at Which Shares Are Being Tendered.” If you agree to accept the Purchase Price determined in the Offer, your Shares will be deemed to be tendered at the minimum price of $14.50 per Share. You should understand that this election may effectively lower the Purchase Price paid for all purchased Shares in the Offer and could result in your Shares being purchased at the minimum price of $14.50 per Share. The lower end of the price range for the Offer is below the closing market price for the Shares on May 5, 2022, the last full trading day before we commenced the Offer, when the closing market price on the Nasdaq Global Market was $15.38.

3.

If you wish to select a specific price at which you will be tendering your Shares, you should select one of the boxes in the section captioned “Auction Price Tenders: Shares Tendered at a Price Determined by You” below and complete the other portions of this Letter of Transmittal as appropriate.

Shareholders wishing to participate in the Offer whose share certificates, if applicable, are not immediately available, or who cannot complete the procedure for book-entry transfer on a timely basis, or who cannot deliver all other required documents to the Depositary prior to the Expiration Date, must tender their Shares according to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase in order to participate in the Offer. See Instruction 2. Delivery of documents to DTC does not constitute delivery to the Depositary.

Shareholders of prior Company acquisitions who have not yet exchanged their shares of the acquired company for Shares of the Company may participate in this Offer. In order to participate in this Offer, such shareholders must submit their stock certificate(s), if applicable, or indicate shares held in book-entry form, along with this completed Letter of Transmittal to the Depositary at one of the addresses listed on this Letter of Transmittal. Shareholders of prior Company acquisitions should be aware that all share numbers and per-share offering proceeds in the Offer to Purchase and this Letter of Transmittal are based on the post-exchange number of Shares.

We urge shareholders who hold Shares through a broker, dealer, commercial bank, trust company or other nominee to consult their nominee to determine whether transaction costs are applicable if they tender Shares through such nominee and not directly to the Depositary. You should note that if a broker, dealer, commercial bank, trust company or other nominee holds your Shares, it is likely that they have earlier deadlines for giving instructions with respect to the Offer and you should contact your broker, dealer, commercial bank, trust company or other nominee as soon as possible to determine what their deadlines may be.

ANY QUESTIONS OR REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE OFFER TO PURCHASE OR THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE INFORMATION AGENT OR THE DEALER MANAGER AT THEIR RESPECTIVE TELEPHONE NUMBERS AND ADDRESSES SET FORTH AT THE END OF THIS LETTER OF TRANSMITTAL.

PRICE (IN DOLLARS) PER SHARE AT WHICH SHARES ARE BEING TENDERED

(See Instruction 5)

THE UNDERSIGNED IS TENDERING SHARES AS FOLLOWS (CHECK ONLY ONE BOX UNDER (1) OR (2) BELOW):

1.	SHARES TENDERED AT PRICE DETERMINED UNDER THE OFFER

By checking the box below INSTEAD OF ONE OF THE BOXES UNDER “Shares Tendered At Price Determined By Shareholder” below, the undersigned hereby tenders Shares at the purchase price as shall be determined by the Company in accordance with the terms of the Offer.

☐

The undersigned wants to maximize the chance that the Company will accept for payment all of the Shares the undersigned is tendering (subject to the possibility of proration). Accordingly, by checking this box instead of one of the price boxes below, the undersigned hereby instructs that the Shares referenced above be tendered at, and is willing to accept, the Purchase Price determined by the Company in accordance with the terms of the Offer. The undersigned understands that this action will result in the undersigned’s Shares being deemed to be tendered at the minimum price of $14.50 per Share for purposes of determining the Purchase Price. This may effectively lower the Purchase Price and could result in the undersigned receiving a per-Share price as low as $14.50.

2.	SHARES TENDERED AT PRICE DETERMINED BY SHAREHOLDER

By checking ONE of the following boxes INSTEAD OF THE BOX UNDER “Shares Tendered at Price Determined Under the Offer” above, the undersigned hereby instructs that the Shares referenced above be tendered at the price checked. The undersigned understands that this action could result in the Company purchasing none of the Shares tendered hereby if the purchase price determined by the Company for the Shares is less than the price checked below.

☐ $14.50	☐ $14.80	☐ $15.10	☐ $15.40	☐ $15.70	☐ $16.00	☐ $16.30

☐ $14.60	☐ $14.90	☐ $15.20	☐ $15.50	☐ $15.80	☐ $16.10	☐ $16.40

☐ $14.70	☐ $15.00	☐ $15.30	☐ $15.60	☐ $15.90	☐ $16.20	☐ $16.50

CHECK ONLY ONE BOX UNDER (1) OR (2) ABOVE. IF MORE THAN ONE BOX IS CHECKED ABOVE, THERE WILL BE NO VALID TENDER OF SHARES.

A SHAREHOLDER WISHING TO HAVE SHARES TENDERED AT MORE THAN ONE PRICE MUST COMPLETE A SEPARATE INSTRUCTION FORM FOR EACH PRICE AT WHICH SHARES ARE TENDERED. THE SAME SHARES CANNOT BE TENDERED, UNLESS PREVIOUSLY PROPERLY WITHDRAWN AS PROVIDED IN SECTION 4 OF THE OFFER TO PURCHASE, AT MORE THAN ONE PRICE.

ODD LOTS

(See Instruction 14)

As described in Section 1 of the Offer to Purchase, under certain conditions, shareholders holding a total of fewer than 100 Shares may have their Shares accepted for payment before any proration of other tendered Shares. This preference is not available to partial tenders or to beneficial or record holders of an aggregate of 100 or more Shares, even if such holders have separate accounts or share certificates representing fewer than 100 Shares. Accordingly, this section is to be completed ONLY if Shares are being tendered by or on behalf of a person owning, beneficially or of record, an aggregate of fewer than 100 Shares. The undersigned either (check one box):

☐	is the beneficial or record owner of an aggregate of fewer than 100 Shares, all of which are being tendered; or

☐

is a broker, dealer, commercial bank, trust company, or other nominee that (a) is tendering for the beneficial owner(s) Shares with respect to which it is the record holder, and (b) believes, based upon representations made to it by the beneficial owner(s), that each such person is the beneficial owner of an aggregate of fewer than 100 Shares and is tendering all such Shares.

CONDITIONAL TENDER

(See Instruction 13)

A shareholder may condition the tender of the shareholder’s Shares upon the Company purchasing a specified minimum number of the shareholder’s Shares, as described in Section 6 of the Offer to Purchase. Unless at least the minimum number of Shares you indicate below is purchased by the Company pursuant to the terms of the Offer, none of the Shares tendered by you will be purchased. It is the tendering shareholder’s responsibility to calculate and appropriately indicate the minimum number of Shares that must be purchased from the shareholder for the shareholder to qualify for sale or exchange (rather than distribution) treatment for United States federal income tax purposes. Each shareholder is urged to consult with his or her own financial or tax advisor with respect to the advisability of making a conditional tender before completing this section. No assurances can be provided that a conditional tender will achieve the intended United States federal income tax result for any shareholder tendering Shares. Unless this box has been checked and a minimum specified, your tender will be deemed unconditional.

☐

The minimum number of Shares that must be purchased from me, if any are purchased from me, is: Shares. If, because of proration, the minimum number of Shares designated will not be purchased, the Company may accept conditional tenders by random lot, if necessary. However, to be eligible for purchase by random lot, the tendering shareholder must have tendered all of his or her Shares and checked the following box:

☐	The tendered Shares represent all Shares held by the undersigned.

GUARANTEED DELIVERY

(See Instruction 2)

☐	Check here if tendered Shares are being delivered pursuant to a Notice of Guaranteed Delivery previously sent to the Depositary and complete the following:

Name(s) of Tendering Shareholder(s):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution that Guaranteed Delivery:

NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

The undersigned hereby tenders to Cumulus Media Inc., a Delaware corporation (the “Company”), the above-described shares of Class A common stock, $0.0000001 par value per share (each, a “Share” and collectively, the “Shares”), of the Company, pursuant to the Company’s offer to purchase for cash at the price per Share indicated, or deemed indicated, in this Letter of Transmittal, to the tendering shareholder in cash, less any applicable withholding taxes and without interest, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated May 6, 2022 (as it may be amended or supplemented from time to time, the “Offer to Purchase”), receipt of which is hereby acknowledged, and in this Letter of Transmittal (as it may be amended or supplemented from time to time, this “Letter of Transmittal” and, together with the Offer to Purchase, the “Offer”).

Upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms and conditions of the Offer as so extended or amended) and subject to, and effective upon, acceptance for payment of Shares properly tendered herewith and not properly withdrawn prior to the Expiration Date in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to all Shares that are being tendered hereby and irrevocably constitutes and appoints the Company the true and lawful agent of the undersigned with respect to such Shares, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest in the Shares tendered by this Letter of Transmittal), to: (i) deliver any share certificates, if applicable, representing such Shares or transfer ownership of such Shares on the account books maintained by Continental Stock Transfer & Trust Company (the “Depositary” or “Continental”), as transfer agent, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Company upon receipt by the Depositary, of the aggregate purchase price with respect to such tendered Shares purchased, (ii) present such Shares for transfer on the books of the Company and Continental, as transfer agent, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, all in accordance with the terms and subject to the conditions of the Offer.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer any and all Shares tendered hereby and that, when the same are accepted for payment by the Company, the Company will acquire good, marketable and unencumbered title to such Shares, free and clear of all liens, restrictions, charges and encumbrances, and the same will not be subject to any adverse claims. The undersigned hereby represents and warrants that the undersigned is the registered owner of the Shares, or the share certificate(s), if applicable, have been endorsed to the undersigned in blank, or the undersigned is a participant in DTC whose name appears on a security position listing as the owner of the Shares. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Company to be necessary or desirable to complete the sale, assignment and transfer of any and all Shares tendered hereby.

All authority herein conferred or agreed to be conferred shall not be affected by, and shall survive, the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

The undersigned hereby acknowledges that delivery of any share certificate, if applicable, shall be affected, and risk of loss and title to such share certificate shall pass, only upon the proper delivery of such share certificate to the Depositary.

The undersigned agrees that:

1. the valid tender of Shares pursuant to any of the procedures described in the Offer to Purchase and in the Instructions hereto will constitute the undersigned’s acceptance of the terms and conditions of the Offer. The

Company’s acceptance of such Shares for payment will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms of or the conditions of any such extension or amendment), which agreement will be governed by, and construed in accordance with, the laws of the State of Delaware;

2. it is a violation of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), for a person acting alone or in concert with others, directly or indirectly, to tender Shares for such person’s own account unless at the time of tender and at the Expiration Date such person has a “net long position” in (a) the Shares that is equal to or greater than the amount tendered and will deliver or cause to be delivered such Shares for the purpose of tender to the Company within the period specified in the Offer, or (b) other securities immediately convertible into, exercisable for or exchangeable into Shares (“Equivalent Securities”) that is equal to or greater than the amount tendered and, upon the acceptance of such tender, will acquire such Shares by conversion, exchange or exercise of such Equivalent Securities to the extent required by the terms of the Offer and will deliver or cause to be delivered such Shares so acquired for the purpose of tender to the Company within the period specified in the Offer. Rule 14e-4 also provides a similar restriction applicable to the tender or guarantee of a tender on behalf of another person. A tender of Shares made pursuant to any method of delivery set forth in this Letter of Transmittal will constitute the tendering shareholder’s representation and warranty to the Company that (y) such shareholder has a “net long position” in Shares or Equivalent Securities being tendered within the meaning of Rule 14e-4, and (z) such tender of Shares complies with Rule 14e-4. The Company’s acceptance for payment of Shares tendered pursuant to the Offer will constitute a binding agreement between the tendering shareholder and the Company upon the terms and subject to the conditions of the Offer;

3. the Company will, upon the terms and subject to the conditions of the Offer, determine a single per-Share Purchase Price (the “Purchase Price”), not greater than $16.50 and not less than $14.50 per Share, to the tendering shareholder in cash, less any applicable withholding taxes and without interest, that it will pay for Shares properly tendered and not properly withdrawn from the Offer, taking into account the number of Shares tendered and the prices specified by tendering shareholders;

4. the Purchase Price will be the lowest purchase price, not greater than $16.50 and not less than $14.50 per Share, that will allow the Company to purchase the maximum number of Shares having an aggregate purchase price of up to $25,000,000 (or, if the Offer is not fully subscribed, all Shares properly tendered and not properly withdrawn pursuant to the Offer);

5. the Company reserves the right, in its sole discretion, to increase or decrease the per-Share purchase price and to increase or decrease the aggregate purchase price of Shares sought in the Offer, in each case subject to applicable law;

6. upon the terms and subject to the conditions of the Offer, Shares properly tendered prior to the Expiration Date at or below the Purchase Price and not properly withdrawn will be purchased in the Offer at the Purchase Price, upon the terms and subject to the conditions of the Offer to Purchase, including the “odd lot” priority, proration (if more than the number of Shares sought are properly tendered at or below the Purchase Price) and conditional tender provisions described in the Offer to Purchase;

7. the Company will return any Shares that it does not purchase, including Shares tendered at prices greater than the Purchase Price and not properly withdrawn and Shares not purchased because of proration or conditional tenders, promptly following the Expiration Date;

8. under the circumstances set forth in the Offer to Purchase and subject to applicable law, the Company expressly reserves the right, in its sole discretion, to terminate the Offer at any time and from time to time, upon the occurrence of any of the events set forth in Section 7 of the Offer to Purchase, and to extend the period of time during which the Offer is open and thereby delay acceptance for payment of, and payment for, any Shares by giving oral or written notice of such extension to the Depositary and making a public announcement thereof. During any such extension, all Shares previously tendered and not properly withdrawn will remain subject to the Offer and to the rights of a tendering shareholder to withdraw such shareholder’s Shares;

9. shareholders wishing to participate in the Offer whose share certificates are not immediately available, or who cannot complete the procedure for book-entry transfer on a timely basis, or who cannot deliver all other required documents to the Depositary prior to the Expiration Date, must tender their Shares according to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase in order to participate in the Offer;

10. the Company has advised the undersigned to consult with the undersigned’s own tax advisor, broker and/or financial advisors as to the consequences of tendering Shares pursuant to the Offer;

11. THE OFFER IS NOT BEING MADE TO (NOR WILL TENDERS OF SHARES BE ACCEPTED FROM OR ON BEHALF OF) HOLDERS IN ANY JURISDICTION IN WHICH THE MAKING OR ACCEPTANCE OF THE OFFER WOULD NOT BE IN COMPLIANCE WITH THE LAWS OF SUCH JURISDICTION; and

12. the undersigned recognizes that under certain circumstances set forth in the Offer, the Company may not be required to accept for payment, purchase or pay for any Shares tendered hereby.

Unless otherwise indicated under “Special Payment Instructions,” please issue the check for the purchase price of all Shares purchased in the Offer and, if appropriate, return any share certificates, if applicable, not tendered or accepted for payment in the name(s) of the registered holder(s) appearing above under “Description of Shares Tendered.” Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail the check for the purchase price of all Shares purchased in the Offer and, if appropriate, return any share certificates not tendered or not accepted for payment (and any accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under “Description of Shares Tendered.” In the event that the boxes entitled “Special Payment Instructions” and “Special Delivery Instructions” are both completed, please issue the check for the purchase price of all Shares purchased in the Offer and, if appropriate, return any share certificates not tendered or not accepted for payment (and any accompanying documents, as appropriate) in the name(s) of, and deliver such check and, if appropriate, return any such share certificates (and any accompanying documents, as appropriate) to, the person(s) so indicated. Unless otherwise indicated herein in the box entitled “Special Payment Instructions,” please credit any Shares tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at DTC. The undersigned recognizes that the Company has no obligation, pursuant to the “Special Payment Instructions,” to transfer any Shares from the name of the registered holder thereof if the Company does not accept for payment any of such Shares so tendered. If payment of the Purchase Price is to be made to, or (in the circumstances permitted by the Offer) unpurchased Shares are to be registered in the name of, any person other than the registered holder, or if tendered share certificates or book-entry accounts are registered in the name of any person other than the person signing this Letter of Transmittal, the amount of all stock transfer taxes, if any (whether imposed on the registered holder or the other person), payable on account of the transfer to the person will be the responsibility of the transferor and satisfactory evidence of the payment of the stock transfer taxes, or exemption from payment of the stock transfer taxes, will need to be submitted.

LOST SHARE CERTIFICATES: PLEASE CALL CONTINENTAL STOCK TRANSFER & TRUST COMPANY AT 917-262-2378 TO OBTAIN NECESSARY DOCUMENTS TO REPLACE YOUR LOST SHARE CERTIFICATES. SEE INSTRUCTION 12.

SPECIAL PAYMENT INSTRUCTIONS

(See Instructions 1, 6, 7 and 8)

To be completed ONLY if Shares not tendered or not accepted for payment and/or the check for the purchase price in consideration of Shares accepted for payment are to be issued in the name of someone other than the undersigned.

Issue:  ☐  Check to:

Name:
(Please Print)
Address:

(Include Zip Code)

SPECIAL DELIVERY INSTRUCTIONS

To be completed ONLY if Shares not tendered or not accepted for payment and/or the check for the purchase price of Shares accepted for payment are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown in the box titled “Description of Shares Tendered” above.

Deliver:  ☐  Check and/or  ☐  Shares to:

Name:
(Please Print)
Address:

(Include Zip Code)

NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY.

IMPORTANT—SIGN HERE

(U.S. Holders Please Also Complete the Enclosed IRS Form W-9)

(Non-U.S. Holders Please Obtain and Complete an Applicable IRS Form W-8)

(Signature(s) of Shareholder(s))

(Signature(s) of Shareholder(s))

Dated:

(Must be signed by registered owner(s) exactly as name(s) appear(s) on share certificate(s) or on a security position listing or by person(s) authorized to become registered owner(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5. For information concerning signature guarantees, see Instruction 1.)

Name:
(Please Print)

Capacity (full title):

Address:

(Include Zip Code)

GUARANTEE OF SIGNATURE(S)

(For use by Eligible Institutions only;

see Instructions 1 and 6)

Name of Firm:

(Include Zip Code)

Authorized Signature:

Name:

(Please Type or Print)

Area Code and Telephone Number:

PLACE MEDALLION GUARANTEE STAMP HERE

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Offer

1. Guarantee of Signatures. No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this Instruction 1, includes any participant in DTC’s systems whose name(s) appear(s) on a security position listing as the owner(s) of Shares) of Shares tendered herewith, unless such registered holder(s) has completed the box entitled “Special Payment Instructions” on this Letter of Transmittal or (b) if such Shares are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a member of or participant in a recognized “Medallion Program” approved by the Securities Transfer Association Inc., including the Security Transfer Agents Medallion Program, the Stock Exchange Medallion Program or by any other “eligible guarantor institution,” as such term is defined in Rule 17Ad-15 under the Exchange Act (each, an “Eligible Institution”). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 6.

2. Requirements of Tender. In order for Shares to be validly tendered pursuant to the Offer, one of the following procedures must be followed: For Shares held as physical certificates, the share certificates representing tendered Shares, a properly completed and duly executed Letter of Transmittal, together with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal before the Expiration Date.

For Shares held in book-entry form, either a properly completed and duly executed Letter of Transmittal, together with any required signature guarantees, or an Agent’s Message in lieu of this Letter of Transmittal, and any other required documents, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal, and such Shares must be delivered according to the book-entry transfer procedures (as set forth in Section 3 of the Offer to Purchase) and a timely confirmation of a book-entry transfer of Shares into the Depositary’s account at DTC (a “Book-Entry Confirmation”) must be received by the Depositary, in each case before the Expiration Date.

Shareholders whose share certificates, if applicable, are not immediately available, or who cannot complete the procedure for delivery by book-entry transfer on a timely basis or who cannot deliver all other required documents to the Depositary prior to the Expiration Date, may tender their Shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Company, must be received by the Depositary prior to the Expiration Date and (iii) share certificates (or a Book-Entry Confirmation) evidencing all tendered Shares, in proper form for transfer, in each case together with this Letter of Transmittal, properly completed and duly executed, together with any required signature guarantees (or, in the case of book-entry transfer of Shares, either this Letter of Transmittal or an Agent’s Message in lieu of this Letter of Transmittal) and any other documents required by this Letter of Transmittal, must be received by the Depositary within two trading days after the Expiration Date. A Notice of Guaranteed Delivery may be delivered by mail, overnight courier or email (for Eligible Institutions only) to the Depositary and must include a guarantee by an Eligible Institution in the form of Notice of Guaranteed Delivery made available by the Company. In the case of Shares held through DTC, the Notice of Guaranteed Delivery must be delivered to the Depositary by a participant by means of the confirmation system of DTC.

By signing and submitting this Letter of Transmittal you warrant that these Shares will not be sold other than pursuant to the Offer, including through limit order request, unless first properly withdrawn from the Offer.

The method of delivery of Shares, this Letter of Transmittal and all other required documents, including delivery through DTC, is at the sole election and risk of the tendering shareholder. Shares will be deemed delivered (and the risk of loss of share certificates will pass) only when actually received by the Depositary (including, in the case of a book-entry transfer, by Book-Entry Confirmation). If delivery is by mail, then registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

The term “Agent’s Message” means a message transmitted by DTC to, and received by, the Depositary and forming a part of a Book-Entry Confirmation, which states that DTC has received an express acknowledgement from the DTC participant tendering Shares that such DTC participant has received and agrees to be bound by the terms of the Letter of Transmittal and that the Company may enforce such agreement against such DTC participant.

No fractional Shares will be purchased. By executing this Letter of Transmittal, the tendering shareholder waives any right to receive any notice of the acceptance for payment of Shares.

3. Inadequate Space. If the space provided herein is inadequate, share certificate numbers (if applicable), the number of Shares represented by such share certificates, the number of Shares represented by book entry and/or the total number of Shares tendered should be listed on a signed separate schedule attached hereto.

4. Partial Tenders. To the extent applicable, if fewer than all Shares represented by any share certificate or fewer than all book-entry shares held in your account and delivered to the Depositary are to be tendered, fill in the number of Shares that are to be tendered in the box entitled “Description of Shares Tendered” on page 1 herein. In such case, an account statement evidencing the remainder of Shares represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the appropriate box on this Letter of Transmittal, as promptly as practicable following the expiration or termination of the Offer. All Shares represented by share certificates or held in book-entry form delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

5. Indication of Price at Which Shares Are Being Tendered. For Shares to be properly tendered, the shareholder MUST either (1) check the box captioned “Shares Tendered at Price Determined under the Offer” in order to maximize the chance of having the Company accept for payment all of the Shares tendered (subject to the possibility of proration) or (2) check the box indicating the price per Share at which such shareholder is tendering Shares under “Shares Tendered at Price Determined by Shareholder,” in each case, in the section titled

“Price (In Dollars) Per Share at Which Shares Are Being Tendered.” Selecting option (1) could result in the shareholder receiving a price per Share as low as $14.50. ONLY ONE BOX UNDER (1) OR (2) MAY BE CHECKED. IF MORE THAN ONE BOX IS CHECKED OR IF NO BOX IS CHECKED, THERE IS NO PROPER TENDER OF SHARES. A SHAREHOLDER WISHING TO TENDER PORTIONS OF SUCH SHAREHOLDER’S SHARE HOLDINGS AT DIFFERENT PRICES MUST COMPLETE A SEPARATE LETTER OF TRANSMITTAL FOR EACH PRICE AT WHICH SUCH SHAREHOLDER WISHES TO TENDER EACH SUCH PORTION OF SUCH SHAREHOLDER’S SHARES. The same Shares cannot be tendered more than once, unless previously properly withdrawn as provided in Section 4 of the Offer to Purchase, at more than one price.

6. Signatures on Letter of Transmittal; Stock Powers and Endorsements.

(a) Exact Signatures. If this Letter of Transmittal is signed by the registered holder(s) of Shares tendered hereby, then the signature (s) must correspond with the name(s) as written on the face of such share certificates for such Shares, if applicable, without alteration, enlargement or any change whatsoever.

(b) Multiple Holders. If any Shares tendered hereby are held of record by two or more persons, then all such persons must sign this Letter of Transmittal.

(c) Different Names on Share Certificates. If any Shares tendered hereby are registered in different names on different share certificates, if applicable, then it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations.

(d) Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of Shares tendered hereby, then no endorsements of share certificates, if applicable, for such Shares or separate stock powers are required unless payment of the purchase price is to be made, or Shares not tendered or not purchased are to be returned, in the name of any person other than the registered holder(s). Signatures on any such share certificates or stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the registered holder(s) of Shares tendered hereby, then share certificates, if applicable, for such Shares must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on such share certificates for such Shares. Signature(s) on any such share certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

If this Letter of Transmittal or any share certificate, if applicable, or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other legal entity or other person acting in a fiduciary or representative capacity, then such person should so indicate when signing, and proper evidence satisfactory to the Depositary of the authority of such person so to act must be submitted. Proper evidence of authority includes a power of attorney, a letter testamentary or a letter of appointment.

7. Stock Transfer Taxes. Except as otherwise provided in this Instruction 7, the Company will pay all stock transfer taxes with respect to the transfer and sale of any Shares to it pursuant to the Offer (for the avoidance of doubt, transfer taxes do not include United States federal income tax or backup withholding). If, however, payment of the purchase price is to be made to, or if Shares not tendered or not accepted for payment are to be registered in the name of, any person(s) other than the registered holder(s), or if tendered share certificate(s) or book-entry accounts are registered in the name of any person(s) other than the person(s) signing this Letter of Transmittal, then the amount of any stock transfer taxes or other taxes required by reason of the payment to a person other than the registered holder(s) of such Shares (in each case whether imposed on the registered holder(s) or such other person(s)) and payable on account of the transfer to such other person(s) will be the responsibility of the transferor and evidence satisfactory to the Company of the payment of such taxes, or exemption therefrom, will need to be submitted.

Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to share certificate(s) evidencing the Shares tendered hereby.

8. Special Payment and Delivery Instructions. If a check is to be issued for the Purchase Price of any Shares tendered by this Letter of Transmittal in the name of, and, if appropriate, Shares not tendered or not accepted for payment are to be issued to, any person(s) other than the signer of this Letter of Transmittal or if a check and, if appropriate, such Shares are to be returned to any person(s) other than the person(s) signing this Letter of Transmittal or to an address other than that shown in this Letter of Transmittal, then the appropriate boxes on this Letter of Transmittal must be completed. In such case, see the discussion above under Instruction 7, “Stock Transfer Taxes.”

9. Backup Withholding. To avoid United States federal backup withholding, a tendering shareholder should provide the Depositary or other applicable withholding agent with a properly completed IRS Form W-9, which is included herein, or an applicable IRS Form W-8 (which can be obtained at www.irs.gov).

Certain shareholders (including, among others, corporations and non-U.S. individuals and entities) may not be subject to backup withholding. See the instructions enclosed with the IRS Form W-9 included in this Letter of Transmittal or an applicable IRS Form W-8 for more information relating to exemptions from backup withholding and what information should be provided on such form.

If backup withholding applies, the Depositary or other applicable withholding agent is required to withhold and pay over to the IRS a portion (currently 24%) of any payment made to a shareholder pursuant to the Offer.

Backup withholding is not an additional tax. Rather, the United States federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the IRS if required information is timely furnished to the IRS.

All tendering shareholders should see Section 13 of the Offer to Purchase for a discussion of certain United States federal income tax considerations related to the Offer, including backup withholding. In addition, all tendering shareholders are urged to consult their tax advisors regarding the tax consequences of tendering their Shares.

As discussed in Section 13 of the Offer to Purchase, the Depositary or other applicable withholding agent may presume all amounts paid to foreign shareholders in exchange for their Shares to be dividend distributions for withholding purposes. Accordingly, the Depositary or other applicable withholding agent may withhold United States federal income tax at a 30% rate (subject to certain exceptions) on payments made to Non-U.S. Holders (as defined in Section 13 of the Offer to Purchase) pursuant to the Offer, unless the Depositary or other applicable withholding agent determines that a reduced rate under an applicable income tax treaty or exemption from withholding is applicable. Additionally, a Non-U.S. Holder may be subject to FATCA withholding at a 30% rate if such Non-U.S. Holder fails to properly establish an exemption from FATCA withholding. See Section 13 of the Offer to Purchase.

10. Waiver of Conditions; Irregularities. All questions as to the number of Shares to be accepted, the Purchase Price to be paid for Shares to be accepted and the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of Shares will be decided by the Company, in its reasonable discretion, and each such decision will be binding and final on all persons participating in the Offer, subject to such Offer participants disputing such determination in a court of competent jurisdiction. The Company reserves the absolute right to reject any and all tenders determined by it not to be in proper form or the acceptance for payment of which may, in the opinion of its counsel, be unlawful. The Company also reserves the absolute right to waive any defect or irregularity in the withdrawal of any particular Shares by any particular shareholder without waiving any similar defect or irregularity with respect to other Shares or other shareholders. No tender of Shares will be deemed to have been validly made until all defects and irregularities have been cured or waived to the satisfaction of the Company.

Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Company shall determine. None of the Company, the Dealer Manager, the Information Agent, the Depositary or any other person will be under any duty to give notification of any defects or irregularities in tenders or incur any liability for failure to give any such notification. The Company’s interpretation of the terms and conditions of the Offer (including this Letter of Transmittal and the instructions hereto) will be binding and final on all persons participating in the Offer, subject to such Offer participants disputing such determination in a court of competent jurisdiction.

11. Questions and Requests for Additional Copies. The Information Agent may be contacted at the address and telephone numbers set forth on the last page of this Letter of Transmittal for questions and/or requests for additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and other tender offer materials. Such copies will be furnished promptly at the Company’s expense. The Dealer Manager may be contacted at its addresses and telephone number set forth on the last page of this Letter of Transmittal for questions relating to the Offer. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance.

12. Lost, Destroyed or Stolen Certificates. To the extent applicable, if any share certificate representing Shares has been lost, destroyed or stolen, then the shareholder should promptly notify Continental, as transfer agent, at 917-262-2378, regarding the requirements for replacement. The shareholder will then be instructed as to the steps that must be taken in order to replace such share certificate(s). You may be required to post a bond to secure against the risk that the share certificate(s) may be subsequently recirculated. You are urged to contact Continental immediately in order to receive further instructions and for a determination of whether you will need to post a bond and to permit timely processing of this documentation. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen share certificates have been followed.

Share certificates evidencing tendered Shares, if applicable, or a Book-Entry Confirmation into the Depositary’s account at DTC, as well as this Letter of Transmittal, properly completed and duly executed, with any required signature guarantees, or an Agent’s Message (if utilized in lieu of this Letter of Transmittal in connection with a book-entry transfer) and any other documents required by this Letter of Transmittal, must be received before the Expiration Date, or the tendering shareholder must comply with the procedures for guaranteed delivery.

13. Conditional Tenders. As described in Sections 3 and 6 of the Offer to Purchase, a tendering shareholder may condition his or her tender of Shares upon the Company purchasing a specified minimum number of the Shares tendered.

If you wish to make a conditional tender you must indicate this in the boxes captioned “Conditional Tender” in this Letter of Transmittal and, if applicable, the Notice of Guaranteed Delivery. In such boxes, you must calculate and appropriately indicate the minimum number of Shares that must be purchased if any are to be purchased.

As discussed in Sections 3 and 6 of the Offer to Purchase, proration may affect whether the Company accepts conditional tenders and may result in Shares tendered pursuant to a conditional tender being deemed withdrawn if the minimum number of Shares would not be purchased. If, because of proration (because more than the value of Shares sought are properly tendered at or below the Purchase Price), the minimum number of Shares that you designate will not be purchased, the Company may accept conditional tenders by random lot, if necessary. However, to be eligible for purchase by random lot, you must have tendered all of your Shares, at or below the

Purchase Price, and checked the box so indicating. Upon selection by lot, if any, the Company will limit its purchase in each case to the designated minimum number of Shares to be purchased.

All tendered Shares will be deemed unconditionally tendered unless the “Conditional Tender” box is completed. If you are an Odd Lot Holder and you tender all of your Shares, you cannot conditionally tender, because your Shares will not be subject to proration.

The conditional tender alternative is made available so that a shareholder may seek to structure the purchase of Shares pursuant to the Offer in such a manner that the purchase will be more likely to be treated as a sale or exchange of such Shares by the shareholder, rather than a distribution to the shareholder, for United States federal income tax purposes. It is the tendering shareholder’s responsibility to calculate and appropriately indicate the minimum number of Shares that must be purchased from the shareholder in order for the shareholder to qualify for sale or exchange (rather than distribution) treatment for United States federal income tax purposes. Each shareholder is urged to consult with his or her own financial or tax advisor with respect to the advisability of making a conditional offer before completing this section. No assurances can be provided that a conditional tender will achieve the intended United States federal income tax result for any shareholder tendering Shares. See Section 13 of the Offer to Purchase.

14. Odd Lots. As described in Section 1 of the Offer to Purchase, if the Company is to purchase fewer than all Shares tendered before the Expiration Date and not properly withdrawn, the Shares purchased first will consist of all odd lots of less than 100 Shares from shareholders who properly tender all of their Shares at or below the Purchase Price and who do not properly withdraw them before the Expiration Date (tenders of less than all of the Shares owned, beneficially or of record, by such Odd Lot Holder will not qualify for this preference). This preference will not be available unless the section captioned “Odd Lots” in this Letter of Transmittal is completed.

15. Order of Purchase in Event of Proration. As described in Section 1 of the Offer to Purchase, shareholders may designate the order in which their Shares are to be purchased in the event of proration. The order of purchase may have an effect on the United States federal income tax classification and the amount of any dividend, or gain or loss, on the Shares purchased. See Section 1, Section 3 and Section 13 of the Offer to Purchase.

16. Withdrawal or Change of Election. You may withdraw or change your tender by sending a written notice of withdrawal, together with any other documents required herein (except for previously delivered certificate(s) representing surrendered Shares), to the Depositary, which will be effective if received by the Depositary prior to the Expiration Date.

IMPORTANT: THIS LETTER OF TRANSMITTAL, PROPERLY COMPLETED AND DULY EXECUTED, TOGETHER WITH CERTIFICATES REPRESENTING SHARES, IF APPLICABLE, BEING TENDERED AND ANY REQUIRED SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, BOOK-ENTRY CONFIRMATION (INCLUDING AN AGENT’S MESSAGE), AND ALL OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE, OR THE TENDERING SHAREHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

Form W-9 (Rev. October 2018) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification ▶ Go to www.irs.gov/FormW9 for instructions and the latest information.	Give Form to the requester. Do not send to the IRS.

Print or type. See Specific Instructions on page 3.	1 Name (as shown on your income tax return). Name is required on this line; do not leave this line blank.
2 Business name/disregarded entity name, if different from above
	3 Check appropriate box for federal tax classification of the person whose name is entered on line 1. Check only one of the following seven boxes.								4 Exemptions (codes apply only to certain entities, not individuals; see instructions on page 3):
	☐ Individual/sole proprietor or single-member LLC	☐ C Corporation	☐	S Corporation	☐	Partnership	☐	Trust/estate	Exempt payee code (if any)

☐ Limited liability company. Enter the tax classification (C = C corporation, S = S corporation, P = partnership)  ▶

Note: Check the appropriate box in the line above for the tax classification of the single-member owner. Do not check LLC if the LLC is classified as a single-member LLC that is disregarded from the owner unless the owner of the LLC is another LLC that is not disregarded from the owner for U.S. federal tax purposes. Otherwise, a single-member LLC that is disregarded from the owner should check the appropriate box for the tax classification of its owner.

☐ Other (see instructions)  ▶

Exemption from FATCA reporting code (if any) (Applies to accounts maintained outside the U.S.)
	5 Address (number, street, and apt. or suite no.) See instructions.						Requester’s name and address (optional)
6 City, state, and ZIP code
7 List account number(s) here (optional)

Part I	Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the instructions for Part I, later. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN, later.

Note: If the account is in more than one name, see the instructions for line 1. Also see What Name and Number to Give the Requester for guidelines on whose number to enter.

Social security number
	–	–
or
Employer identification number
–

Part II	Certification

Under penalties of perjury, I certify that:

1.  The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and

2.  I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

3.  I am a U.S. citizen or other U.S. person (defined below); and

4.  The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions for Part II, later.

Sign Here	Signature of U.S. person ▶	Date ▶

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. For the latest information about developments related to Form W-9 and its instructions, such as legislation enacted after they were published, go to www.irs.gov/FormW9.

Purpose of Form

An individual or entity (Form W-9 requester) who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following.

•	Form 1099-INT (interest earned or paid)

•	Form 1099-DIV (dividends, including those from stocks or mutual funds)
•	Form 1099-MISC (various types of income, prizes, awards, or gross proceeds)

•  Form 1099-B (stock or mutual fund sales and certain other transactions by brokers)

•	Form 1099-S (proceeds from real estate transactions)

•	Form 1099-K (merchant card and third party network transactions)

•  Form 1098 (home mortgage interest), 1098-E (student loan interest), 1098-T (tuition)

•	Form 1099-C (canceled debt)

•	Form 1099-A (acquisition or abandonment of secured property)

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.

If you do not return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See What is backup withholding, later.

By signing the filled-out form, you:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

Cat. No. 10231X	Form W-9 (Rev. 10-2018)

Form W-9 (Rev. 10-2018)	Page 2

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners’ share of effectively connected income, and

4. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct. See What is FATCA reporting, later, for further information.

Note: If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

•	An individual who is a U.S. citizen or U.S. resident alien;

•  A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States;

•	An estate (other than a foreign estate); or

•	A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners’ share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income.

In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States.

•  In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity;

•  In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust; and

•  In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Pub. 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items.

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

Backup Withholding

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 24% of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the instructions for Part II for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See Exempt payee code, later, and the separate Instructions for the Requester of Form W-9 for more information.

Also see Special rules for partnerships, earlier.

What is FATCA Reporting?

The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See Exemption from FATCA reporting code, later, and the Instructions for the Requester of Form W-9 for more information.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account; for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Line 1

You must enter one of the following on this line; do not leave this line blank. The name should match the name on your tax return.

If this Form W-9 is for a joint account (other than an account maintained by a foreign financial institution (FFI)), list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9. If you are providing Form W-9 to an FFI to document a joint account, each holder of the account that is a U.S. person must provide a Form W-9.

a. Individual. Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name.

Note: ITIN applicant: Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040/1040A/1040EZ you filed with your application.

b. Sole proprietor or single-member LLC. Enter your individual name as shown on your 1040/1040A/1040EZ on line 1. You may enter your business, trade, or “doing business as” (DBA) name on line 2.

c. Partnership, LLC that is not a single-member LLC, C Corporation, or S Corporation. Enter the entity’s name as shown on the entity’s tax return on line 1 and any business, trade, or DBA name on line 2.

d. Other entities. Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on line 2.

e. Disregarded entity. For U.S. federal tax purposes, an entity that is disregarded as an entity separate from its owner is treated as a “disregarded entity.” See Regulations section 301.7701-2(c)(2)(iii). Enter the owner’s name on line 1. The name of the entity entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner’s name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity’s name on line 2, “Business name/disregarded entity name.” If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

Line 2

If you have a business name, trade name, DBA name, or disregarded entity name, you may enter it on line 2.

Form W-9 (Rev. 10-2018)	Page 3

Line 3

Check the appropriate box on line 3 for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box on line 3.

IF the entity/person on line 1 is a(n) . . .	THEN check the box for . . .

● Corporation	Corporation

● Individual ● Sole proprietorship, or ● Single-member limited liability company (LLC) owned by an individual and disregarded for U.S. federal tax purposes.	Individual/sole proprietor or single-member LLC

● LLC treated as a partnership for U.S. federal tax purposes.

● LLC that has filed Form 8832 or 2553 to be taxed as a corporation, or

● LLC that is disregarded as an entity separate from its owner but the owner is another LLC that is not disregarded for U.S. federal tax purposes.

Limited liability company and enter the appropriate tax classification. (P= Partnership; C= C corporation; or S= S corporation)

● Partnership	Partnership

● Trust/estate	Trust/estate

Line 4, Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space on line 4 any code(s) that may apply to you.

Exempt payee code.

•  Generally, individuals (including sole proprietors) are not exempt from backup withholding.

•  Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends.

•  Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions.

•  Corporations are not exempt from backup withholding with respect to attorneys’ fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC.

The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space in line 4.

1 — An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2)

2 — The United States or any of its agencies or instrumentalities

3 — A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

4 — A foreign government or any of its political subdivisions, agencies, or instrumentalities

5 — A corporation

6 — A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or possession

7 — A futures commission merchant registered with the Commodity Futures Trading Commission

8 — A real estate investment trust

9 — An entity registered at all times during the tax year under the Investment Company Act of 1940

10 — A common trust fund operated by a bank under section 584(a)

11 — A financial institution

12 — A middleman known in the investment community as a nominee or custodian

13 — A trust exempt from tax under section 664 or described in section 4947

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

IF the payment is for . . .	THEN the payment is exempt for . . .

Interest and dividend payments	All exempt payees except for 7

Broker transactions	Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.

Barter exchange transactions and patronage dividends	Exempt payees 1 through 4

Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 5[2]

Payments made in settlement of payment card or third party network transactions	Exempt payees 1 through 4

[1]	See Form 1099-MISC, Miscellaneous Income, and its instructions.

[2]

However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees, gross proceeds paid to an attorney reportable under section 6045(f), and payments for services paid by a federal executive agency.

Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with “Not Applicable” (or any similar indication) written or printed on the line for a FATCA exemption code.

A — An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37)

B — The United States or any of its agencies or instrumentalities

C — A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

D — A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i)

E — A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i)

F — A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state

G — A real estate investment trust

H — A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940

I — A common trust fund as defined in section 584(a)

J — A bank as defined in section 581

K — A broker

L — A trust exempt from tax under section 664 or described in section 4947(a)(1)

M — A tax exempt trust under a section 403(b) plan or section 457(g) plan

Note: You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed.

Line 5

Enter your address (number, street, and apartment or suite number). This is where the requester of this Form W-9 will mail your information returns. If this address differs from the one the requester already has on file, write NEW at the top. If a new address is provided, there is still a chance the old address will be used untill the payor changes your address in their records.

Line 6

Enter your city, state, and ZIP code.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN.

If you are a single-member LLC that is disregarded as an entity separate from its owner, enter the owner’s SSN (or EIN, if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is classified as a corporation or partnership, enter the entity’s EIN.

Note: See What Name and Number To Give the Requester, later, for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at www.SSA.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/Businesses and clicking on Employer Identification Number (EIN) under Starting a Business. Go to www.irs.gov/Forms to view, download, or print Form W-7 and/or Form SS-4. Or, you can go to www.irs.gov/OrderForms to place an order and have Form W-7 and/or SS-4 mailed to you within 10 business days.

If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note: Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 4, or 5 below indicates otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on line 1 must sign. Exempt payees, see Exempt payee code, earlier.

Form W-9 (Rev. 10-2018)	Page 4

Signature requirements. Complete the certification as indicated in items 1 through 5 below.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), ABLE accounts (under section 529A), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:		Give name and SSN of:
1.	Individual	The individual

2.	Two or more individuals (joint account) other than an account maintained by an FFI	The actual owner of the account or, if combined funds, the first individual on the account[1]

3.	Two or more U.S. persons (joint account maintained by an FFI)	Each holder of the account

4.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor[2]

5.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee[1]

	b. So-called trust account that is not a legal or valid trust under state law	The actual owner[1]

6.	Sole proprietorship or disregarded entity owned by an individual	The owner[3]

7.	Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulations section 1.671-4(b)(2)(i) (A))	The grantor*
For this type of account:		Give name and EIN of:
8.	Disregarded entity not owned by an individual	The owner

9.	A valid trust, estate, or pension trust	Legal entity[4]

10.	Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation

11.	Association, club, religious, charitable, educational, or other tax- exempt organization	The organization

12.	Partnership or multi-member LLC	The partnership

13.	A broker or registered nominee	The broker or nominee

14.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

15.	Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulations section 1.671-4(b)(2)(i)(B))	The trust
[1]	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.

[2]	Circle the minor’s name and furnish the minor’s SSN.

[3]

You must show your individual name and you may also enter your business or DBA name on the “Business name/disregarded entity” name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

[4]

List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships, earlier.

*Note: The grantor also must provide a Form W-9 to trustee of trust.

Note: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records From Identity Theft

Identity theft occurs when someone uses your personal information such as your name, SSN, or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

•	Protect your SSN,

•	Ensure your employer is protecting your SSN, and

•	Be careful when choosing a tax preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

For more information, see Pub. 5027, Identity Theft Information for Taxpayers.

Victims of identity theft who are experiencing economic harm or a systemic problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration (TIGTA) at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at spam@uce.gov or report them at www.ftc.gov/complaint. You can contact the FTC at www.ftc.gov/idtheft or 877-IDTHEFT (877-438-4338). If you have been the victim of identity theft, see www.identityTheft.gov and Pub. 5027.

Visit www.irs.gov/identityTheft to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.

The Depositary for the Offer to Purchase is:

CONTINENTAL STOCK TRANSFER & TRUST COMPANY

By Mail or Overnight Courier: Continental Stock Transfer & Trust Company 1 State Street, 30th Floor New York, NY 10004 Attention: Corporate Actions Department	By Facsimile Transmission (for eligible institutions only): 212-616-7610

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY.

Any questions or requests for assistance may be directed to the Information Agent and the Dealer Manager at their respective telephone numbers and addresses listed below. Requests for additional copies of this Offer to Purchase and the Letter of Transmittal may be directed to the Information Agent at its telephone number and address listed below. You may also contact your broker, dealer, commercial bank or trust company or other nominee for assistance concerning the Offer.

The Information Agent for the Offer is:

D.F. King & Co., Inc.

Shareholders, Banks and Brokers

Call Toll Free: (866) 416-0576

Toll: (212) 269-5550

Email: cmls@dfking.com

The Dealer Manager for the Offer is:

Morgan Stanley & Co. LLC

1585 Broadway

New York, NY 10036

(855) 483-0952